Exhibit 10.1

SUPPLEMENTAL AGREEMENT

This Supplemental Agreement (the “Agreement”), dated as of September 28, 2015, is entered into by and between Medbox, Inc., a Nevada corporation (the “Company”) and the Redwood Management, LLC (the “Purchaser”).

BACKGROUND

(A)	On July 21, 2014, the Company and the Purchaser entered into a Securities Purchase Agreement (as amended, modified, or supplemented from time to time, the “Securities Purchase Agreement”), pursuant to which the Company agreed to issue and sell to the Purchaser, and the Purchaser agreed to purchase from the Company, certain Debentures, on the terms and conditions set forth therein.

(B)	In connection with Securities Purchase Agreement, the Company issued to the Purchaser 22 separate warrants to purchase additional shares of Common Stock of the Company as set forth on Exhibit A attached hereto (the “Initial Warrants”).

(C)	The parties now wish to enter into this Agreement in order to amend the exercise price of the Initial Warrants and enter into an agreement regarding the Purchaser’s exercise of such Initial Warrants.

AGREED TERMS

1.	Definitions and interpretation

1.1	Capitalized terms not otherwise defined herein shall have the meanings set forth in Securities Purchase Agreement.

1.2	The definition of the terms “Debentures” and “Warrants” as used in Securities Purchase Agreement shall be deemed to include the Debentures and Warrants, respectively, issued to the Purchaser hereunder.

2.	Amendment and Exercise of the Initial Warrants

2.1 Amendments to the Initial Warrants. The Exercise Price of each of the Initial Warrants shall be reduced to $0.06 per share, effective as of the date hereof. Furthermore, when exercised, the Initial Warrants shall be exercised for cash pursuant to Section 1.1 of the Warrant, and Section 1.2 shall be deemed to be void and inapplicable. The terms of the Initial Warrants shall otherwise remain unchanged. The Company shall promptly execute and deliver a July 2014 warrant amendment in the form set out on Exhibit B attached hereto (the “July 2014 Warrant Amendment”) certifying that from and after the date hereof, the Exercise Price of each of the Initial Warrants shall be $0.06 per share.

3.2 Prospectus Supplement. As soon as practicable (but, in any event, within 2 Trading Days) after the execution of this Agreement, the Company shall file a prospectus supplement (the “Prospectus Supplement”) to the prospectus accompanying the registration statement filed with the Commission (No. 333-203299) in connection with Securities Purchase Agreement, to update such prospectus for reduction of the Exercise Price of the Initial Warrants as set forth herein.

4.	Representations and warranties

4.1 The Company represents and warrants to the Purchaser as of the date of this Agreement that:

(a)	it has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement;

(b)	it has taken all necessary corporate actions to authorize the execution, delivery and performance of this Agreement and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith;

(c)	the obligations assumed by the Company in this Agreement are legal, valid, and enforceable obligations binding on it in accordance with its terms; and

(d)	the Equity Conditions (as defined in the Debentures) (other than condition (e) set forth in the definition thereof) are met.

6.	Counterparts and delivery

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.	Governing law

This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Securities Purchase Agreement II and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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IN WITNESS WHEREOF, the Company and the Purchaser have caused this Supplemental Agreement to be signed by their duly authorized officers.

MEDBOX, INC.

By:	/s/ C. Douglas Mitchell
Name: C. Douglas Mitchell
Title: Chief Financial Officer

REDWOOD MANAGEMENT, LLC

By:	/s/ John DeNobile
Name: John DeNobile
Title: Manager

EXHIBIT A

WARRANTS

1.	Warrant No. RD01 dated 01/30/2015 granting Redwood the right to purchase 40,552 shares of the Company’s common stock at an exercise price of $4.93;

2.	Warrant No. RD02 dated 02/26/2015 granting Redwood the right to purchase 45,537 shares of the Company’s common stock at an exercise price of $2.20;

3.	Warrant No. RD03 dated 03/13/2015 granting Redwood the right to purchase 21,151 shares of the Company’s common stock at an exercise price of $2.36;

4.	Warrant No. RD04 dated 03/16/2015 granting Redwood the right to purchase 10,575 shares of the Company’s common stock at an exercise price of $2.36;

5.	Warrant No. RD05 dated 03/20/2015 granting Redwood the right to purchase 27,964 shares of the Company’s common stock at an exercise price of $1.79;

6.	Warrant No. RD06 dated 03/20/2015 granting Redwood the right to purchase 13,982 shares of the Company’s common stock at an exercise price of $1.79;

7.	Warrant No. RD07 dated 03/27/2015 granting Redwood the right to purchase 75,758 shares of the Company’s common stock at an exercise price of $1.98;

8.	Warrant No. RD08 dated 04/02/2015 granting Redwood the right to purchase 60,386 shares of the Company’s common stock at an exercise price of $1.66;

9.	Warrant No. RD09 dated 04/02/2015 granting Redwood the right to purchase 30,193 shares of the Company’s common stock at an exercise price of $1.66;

10.	Warrant No. RD10 dated 04/10/2015 granting Redwood the right to purchase 107,914 shares of the Company’s common stock at an exercise price of $1.39;

11.	Warrant No. RD11 dated 04/17/2015 granting Redwood the right to purchase 41,667 shares of the Company’s common stock at an exercise price of $1.20;

12.	Warrant No. RD12 dated 04/24/2015 granting Redwood the right to purchase 127,119 shares of the Company’s common stock at an exercise price of $1.18;

13.	Warrant No. RD13 dated 04/24/2015 granting Redwood the right to purchase 21,186 shares of the Company’s common stock at an exercise price of $1.18;

14.	Warrant No. RD14 dated 05/01/2015 granting Redwood the right to purchase 156,250 shares of the Company’s common stock at an exercise price of $0.96;

15.	Warrant No. RD15 dated 05/07/2015 granting Redwood the right to purchase 134,615 shares of the Company’s common stock at an exercise price of $0.78;

16.	Warrant No. RD16 dated 05/08/2015 granting Redwood the right to purchase 42,000 shares of the Company’s common stock at an exercise price of $0.75;

17.	Warrant No. RD17 dated 05/15/2015 granting Redwood the right to purchase 200,000 shares of the Company’s common stock at an exercise price of $0.75;

18.	Warrant No. RD18 dated 05/22/2015 granting Redwood the right to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.60;

19.	Warrant No. RD19 dated 05/29/2015 granting Redwood the right to purchase 258,621 shares of the Company’s common stock at an exercise price of $0.58;

20.	Warrant No. RD20 dated 06/05/2015 granting Redwood the right to purchase 288,462 shares of the Company’s common stock at an exercise price of $0.52;

21.	Warrant No. RD21 dated 06/12/2015 granting Redwood the right to purchase 930,233 shares of the Company’s common stock at an exercise price of $0.43;

22.	Warrant No. RD22 dated 06/19/2015 granting Redwood the right to purchase 3,448,276 shares of the Company’s common stock at an exercise price of $0.29.

EXHIBT B

JULY 2014 WARRANT AMENDMENT